Exhibit 10.5

                               Amendment Number 2

         WHEREAS, Hanover Direct, Inc. (the "Company") maintains the Hanover Direct, Inc. Key Executive Twelve Month Compensation Continuation Plan (the "Plan"); and

         WHEREAS, pursuant to Section 9 of the Plan, the Company's Board of Directors (the "Board") has the right at any time to amend the Plan (except under certain circumstances set forth in said Section 9 which are not applicable in the instant case); and

         WHEREAS, the Board now desires to amend the Plan to reflect the reorganization of the Company's subsidiaries which occurred on December 28, 2002;

         NOW, THEREFORE, the Plan is hereby amended, effective as of December 28, 2002, as follows:

         FIRST: The Plan is hereby amended by deleting Appendix A thereto in its entirety and by substituting the following therefore:

                                   "APPENDIX A

LEGAL ENTITY                               FEDERAL IDENTIFICATION NUMBER
------------                               -----------------------------
American Down & Textile, LLC               01-0757279
Brawn of California, Inc.                  95-2908436
Clearance World Outlets, LLC               22-3700615
D.M. Advertising, LLC                      22-3760990
Domestications, LLC                        54-1893520
Gump's By Mail, Inc.                       94-3222698
Gump's Corp.                               22-3236243
Hanover Company Store, LLC                 22-3579201
Hanover Gifts, Inc.                        22-3776438
Hanover Home Fashions Group, LLC           54-1893519
Hanover Realty, Inc.                       22-3248825
Keystone Internet Services, LLC            01-0757274

La Crosse Fulfillment, LLC                 22-3700603
Scandia Down, LLC                          22-3652293
Silhouettes, LLC                           22-3579197
The Company Office, Inc.                   39-1766577
The Company Store Factory, Inc.            39-1766578
The Company Store Group, LLC               01-0757269
The Horn & Hardart Company, Inc.           13-2770055"

         FOURTH: Except to the extent hereinabove set forth, the Plan shall remain in full force and effect without change or modification.

         IN WITNESS WHEREOF, and as evidence of the adoption of the foregoing, the Company has caused this Amendment Number 2 to be executed by a duly authorized officer this 4th day of November, 2003.

                                  HANOVER DIRECT, INC.


                                  By: /s/ Brian C. Harriss
                                      ----------------------

                                  Name: Brian C. Harriss

                                  Title: EVP HR & Legal

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